Supplement Dated January 22, 2021
To The Prospectus Dated April 27, 2020

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Notwithstanding anything to the contrary in the Prospectus, in order to comply with Executive Order 13959 regarding securities investments that finance Communist Chinese Military Companies (“CCMC”) (the “Order”), prohibited CCMC securities have been removed from various series of the Trust.
Each series of the Trust, if applicable, may continue to wind down its holdings in CCMC securities until November 11, 2021 (“wind-down period”).  Additionally, U.S. persons may continue to invest in U.S. funds that hold CCMC securities during the wind-down period, so long as the U.S. fund is acting in accordance with the Order. U.S. persons may remain invested in such U.S. funds and increase their investments, and new U.S. persons are permitted to invest in the U.S. fund through the wind-down period.

This Supplement is dated January 22, 2021.